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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): DECEMBER 9, 2002





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                      1-12202                  93-1120873
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



            13710 FNB PARKWAY                                    68154-5200
             OMAHA, NEBRASKA                                     (Zip Code)
(Address of principal executive offices)




                                 (402) 492-4300
              (Registrant's telephone number, including area code)
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ITEM 9.  REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is a copy of a press release, dated December 9, 2002, issued by Northern Border Partners, L.P. announcing a presentation to be made by Bill Cordes, Chairman and Chief Executive Officer, at the Wachovia Pipeline Conference, on December 10,2002, which presentation will include information regarding Northern Border Partner's performance, strategy and outlook. The press release includes information regarding the Partnership's outlook that will be included in the presentation. The attached Exhibit 99.1 is not filed but is furnished to comply with Regulation FD. In accordance with General Instruction B.2. of Form 8-K, information filed under this Item 9 of Form 8-K is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Northern Border Partners, L.P.
                                        (A Delaware Limited Partnership)



Dated:  December 9, 2002                By:  /s/ Jerry L. Peters
                                            ------------------------------------
                                            Chief Financial & Accounting Officer
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                                 EXHIBIT INDEX


      Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated
                      December 9, 2002.